Exhibit 99.1

For media inquiries, contact:

Karen Master, Citrix Systems, Inc.

(216) 396-4683 or karen.master@citrix.com

For investor inquiries, contact:

Traci Tsuchiguchi, Citrix Systems, Inc.

(408) 790-8467 or traci.tsuchiguchi@citrix.com

Citrix Reports Fourth Quarter and Fiscal Year 2021 Financial Results

FORT LAUDERDALE, Fla.—January 31, 2022—Citrix Systems, Inc. (NASDAQ:CTXS) today reported financial results for the fourth quarter and fiscal year ended December 31, 2021.

Financial Results

For the fourth quarter of fiscal year 2021, Citrix achieved revenue of $851 million, compared to $810 million in the fourth quarter of fiscal year 2020, representing 5 percent revenue growth. For fiscal year 2021, Citrix reported annual revenue of $3.22 billion, compared to $3.24 billion for fiscal year 2020, a 1 percent decrease.

GAAP Results

Net income for the fourth quarter of fiscal year 2021 was $103 million, or $0.81 per diluted share, compared to $112 million, or $0.89 per diluted share, for the fourth quarter of fiscal year 2020. Net income for the fourth quarter of fiscal year 2021 includes restructuring charges of $103 million for severance and facility closing costs and a $120 million income tax benefit related to the finalization of transitional tax relief in accordance with the enactment of federal tax reform in Switzerland.

Annual net income for fiscal year 2021 was $307 million, or $2.44 per diluted share, compared to $504 million, or $4.00 per diluted share for fiscal year 2020. Net income for fiscal years 2021 and 2020 includes restructuring charges of $103 million and $12 million, respectively, for severance and facility closing costs. Net income for fiscal 2021 also includes an income tax benefit of $120M for transitional tax relief in Switzerland.

Non-GAAP Results (1)

Non-GAAP net income for the fourth quarter of fiscal year 2021 was $186 million, or $1.47 per diluted share, compared to $183 million, or $1.46 per diluted share for the fourth quarter of fiscal year 2020. Non-GAAP net income for the fourth quarter of fiscal years 2021 and 2020 excludes the effects of stock-based compensation expense, amortization and impairment of acquired intangible assets, restructuring charges and the tax effects related to these items. Non-GAAP net income for the fourth quarter of fiscal year 2021 also excludes the impacts from transitional tax relief in Switzerland.

Annual non-GAAP net income for fiscal year 2021 was $673 million, or $5.33 per diluted share, compared to $769 million, or $6.10 per diluted share for fiscal year 2020. Annual non-GAAP net income for fiscal years 2021 and 2020 excludes the effects of stock-based compensation expense, amortization and impairment of acquired intangible assets, restructuring charges, and the tax effects related to these items. Annual non-GAAP net income for fiscal year 2021 also excludes acquisition-related costs and the impacts from transitional tax relief in Switzerland.

(1)

A reconciliation of GAAP to non-GAAP measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures.”

Cancellation of Earnings Conference Call and Suspension of Guidance

Citrix also announced today that is has entered into a definitive agreement to be acquired by an affiliate of Elliott Investment Management L.P. and Vista Equity Partners. A copy of the press release can be found by visiting the Investor Relations section of the Citrix corporate website at http://www.citrix.com/investors. In light of the announced transaction with Elliott and Vista, Citrix will not host an earnings conference call. In addition, Citrix will not provide guidance for the first quarter 2022 or the full year 2022 as a result of the pending transaction.

About Citrix

Citrix (NASDAQ:CTXS) builds the secure, unified digital workspace technology that helps organizations unlock human potential and deliver a consistent workspace experience wherever work needs to get done. With Citrix, users get a seamless work experience and IT has a unified platform to secure, manage, and monitor diverse technologies in complex cloud environments. Learn more at www.citrix.com.

For Citrix Investors

This release contains forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, may constitute forward-looking statements. Such forward-looking statements, including statements about Citrix entering into a definitive agreement to be acquired, are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, risks associated with the closing of the announced acquisition, the success and growth of the company’s product lines, competition, demand and pricing dynamics, and our ability to transition to new business models, including a subscription model; the impact of the global economic and political environment on our business, volatility in global stock markets, foreign exchange rate volatility and uncertainty in IT spending; the risks associated with maintaining the security of our products, services, and networks, including securing customer data; changes in Citrix’s pricing and licensing models, promotional programs and product mix, all of which may impact Citrix’s revenue recognition; our ability to expand our customer base and attract more users within our customer base; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix’s products and services; the concentration of customers in Citrix’s networking business; the company’s ability to innovate and develop new products and services while growing its established virtualization and networking products and services; changes in our revenue mix towards products and services with lower gross margins; seasonal fluctuations in the company’s business; failure to execute Citrix’s sales and marketing plans; failure to successfully partner with key distributors, resellers, system integrators, service providers and strategic partners and the company’s reliance on the success of those partners for the marketing and distribution of the company’s products; transitions in key personnel and succession risk; the company’s ability to maintain and expand its business in large enterprise accounts and reliance on large service provider customers; the size, timing and recognition of revenue from significant orders; the success of investments in its product groups, foreign operations and vertical and geographic markets; the ability of Citrix to make suitable acquisitions on favorable terms in the future; risks associated with Citrix’s acquisitions and divestitures, including failure to further develop and successfully market the technology and products of acquired companies, failure to achieve or maintain anticipated revenues and operating performance contributions from acquisitions, which could dilute earnings, the retention of key employees from acquired companies, difficulties and delays integrating personnel, operations, technologies and products, and disruption to our ongoing business and diversion of management’s attention from our ongoing business; the recruitment and retention of qualified employees; risks in effectively controlling operating expenses; ability to effectively manage our capital structure and the impact of related changes on our operating results and financial condition; the effect of new accounting pronouncements on revenue and expense recognition; failure to comply with federal, state and international regulations; litigation and disputes, including challenges to our intellectual property rights or allegations of infringement of the intellectual property rights of others; the ability to maintain and protect our collection of brands; charges in the event of a write-off or impairment of acquired assets, underperforming businesses, investments or licenses; international market readiness, execution and other risks associated with the markets for Citrix’s products and services; risks related to servicing our debt; unanticipated changes in tax rates, non-renewal of tax credits or exposure to additional tax liabilities; risks of political uncertainty and social turmoil; and other risks detailed in Citrix’s filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

# # #

Citrix® is a trademark or registered trademark of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and registered trademarks are property of their respective owners.

CITRIX SYSTEMS, INC.

Condensed Consolidated Statements of Income

(In thousands, except per share data—unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenues:
Subscription	$454,221	$340,508	$1,553,775	$1,114,798
Product and license	42,903	54,428	171,186	444,437
Support and services	353,724	414,720	1,492,209	1,677,465

Total net revenues	850,848	809,656	3,217,170	3,236,700

Cost of net revenues:
Cost of subscription, support and services	114,916	106,940	453,755	389,612
Cost of product and license revenues	18,692	18,598	79,927	76,152
Amortization and impairment of product related intangible assets	39,875	7,905	91,395	32,782

Total cost of net revenues	173,483	133,443	625,077	498,546

Gross margin	677,365	676,213	2,592,093	2,738,154

Operating expenses:
Research and development	145,452	132,517	581,600	538,080
Sales, marketing and services	304,213	308,098	1,194,657	1,224,377
General and administrative	129,584	99,611	409,630	352,109
Amortization of other intangible assets	19,648	702	66,263	2,799
Restructuring	103,323	—	103,323	11,981

Total operating expenses	702,220	540,928	2,355,473	2,129,346

(Loss) income from operations	(24,855)	135,285	236,620	608,808
Interest income	320	423	1,232	3,108
Interest expense	(21,719)	(16,361)	(91,793)	(64,687)
Other income (expense), net	3,607	(199)	21,088	7,651

(Loss) income before income taxes	(42,647)	119,148	167,147	554,880
Income tax (benefit) expense	(145,545)	7,057	(140,352)	50,434

Net income	$102,898	$112,091	$307,499	$504,446

Earnings per share—diluted	$0.81	$0.89	$2.44	$4.00
Weighted average shares outstanding—diluted	126,638	125,384	126,259	126,152

CITRIX SYSTEMS, INC.

Condensed Consolidated Balance Sheets

(In thousands—unaudited)

	December 31, 2021	December 31, 2020
ASSETS
Cash and cash equivalents	$513,993	$752,895
Short-term investments, available for sale	13,186	124,113
Accounts receivable, net	885,311	858,009
Inventories, net	23,158	20,089
Prepaid expenses and other current assets	283,337	236,000

Total current assets	1,718,985	1,991,106
Long-term investments, available for sale	14,754	14,365
Property and equipment, net	219,031	208,811
Operating lease right-of-use assets, net	154,685	187,129
Goodwill	3,400,792	1,798,408
Other intangible assets, net	760,293	81,491
Deferred tax assets, net	417,016	386,504
Other assets	289,961	222,533

Total assets	$6,975,517	$4,890,347

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$165,250	$92,266
Accrued expenses and other current liabilities	444,767	507,185
Income taxes payable	35,996	42,760
Current portion of deferred revenues	1,708,058	1,510,216

Total current liabilities	2,354,071	2,152,427
Long-term portion of deferred revenues	329,535	392,360
Long-term debt	3,326,327	1,732,622
Long-term income taxes payable	204,782	232,086
Operating lease liabilities	166,014	195,767
Other liabilities	47,531	72,942
Stockholders’ equity:
Common stock	325	322
Additional paid-in capital	7,041,576	6,608,018
Retained earnings	5,100,624	4,984,333
Accumulated other comprehensive loss	(2,896)	(3,649)
Less—common stock in treasury, at cost	(11,592,372)	(11,476,881)

Total stockholders’ equity	547,257	112,143

Total liabilities and stockholders’ equity	$6,975,517	$4,890,347

CITRIX SYSTEMS, INC.

Condensed Consolidated Statement of Cash Flows

(In thousands—unaudited)

Year Ended
December 31, 2021
OPERATING ACTIVITIES
Net income	$307,499
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other	356,986
Stock-based compensation expense	346,751
Deferred income tax benefit	(160,849)
Effects of other rate changes on monetary assets and liabilities denominated in foreign currencies	11,709
Impairment of long-lived assets	36,861
Other non-cash items	(10,931)

Total adjustments to reconcile net income to net cash provided by operating activities	580,527
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(24,182)
Inventories	(4,028)
Prepaid expenses and other current assets	(42,932)
Other assets	(105,548)
Income taxes, net	(68,198)
Accounts payable	64,219
Accrued expenses and other current liabilities	(127,814)
Deferred revenues	101,773
Other liabilities	(9,665)

Total changes in operating assets and liabilities, net of the effects of acquisitions	(216,375)

Net cash provided by operating activities	671,651
INVESTING ACTIVITIES
Purchases of available-for-sale investments	(23,719)
Proceeds from maturities of available-for-sale investments	134,273
Purchases of property and equipment	(83,432)
Cash paid for acquisitions, net of cash acquired	(2,022,304)
Cash paid for licensing agreements, patents and technology	(12,129)
Other	7,794

Net cash used in investing activities	(1,999,517)
FINANCING ACTIVITIES
Proceeds from issuance of common stock	283
Proceeds from term loan credit agreement, net of issuance costs	997,947
Repayment on term loan credit agreement	(150,000)
Proceeds from senior notes, net of issuance costs	741,393
Repayment of acquired debt	(190,000)
Cash paid for tax withholding on vested stock awards	(115,491)
Cash paid for dividends	(183,788)
Other	(5,438)

Net provided by financing activities	1,094,906
Effect of exchange rate changes on cash and cash equivalents	(5,942)

Change in cash and cash equivalents	(238,902)

Cash and cash equivalents at beginning of period	752,895

Cash and cash equivalents at end of period	$513,993

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures

(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this letter to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization primarily related to acquired intangible assets, stock-based compensation expenses, acquisition-related costs and charges associated with the Company’s restructuring programs, and the related tax effect of those items, and charges and benefits related to tax reform. The income tax effect on non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. The Company’s basis for these adjustments is described below.

Management uses these non-GAAP measures for internal reporting and forecasting purposes, when publicly providing its business outlook, to evaluate the Company’s performance and to evaluate and compensate the Company’s executives. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items or cash charges that are the result of discrete activities that are not used by management when evaluating the Company’s historical and prospective financial performance. In addition, the Company has historically provided this or similar information and understands that some investors and financial analysts find this information helpful in analyzing the Company’s operating margins, operating expenses and net income and comparing the Company’s financial performance to that of its peer companies and competitors. Management typically excludes the amounts described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization of intangible assets and stock-based compensation expenses and the related tax effects that are primarily related to acquisitions, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

•

Amortization and impairment of intangible assets and the related tax effects are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.

•

In connection with our acquisitions, we may incur significant expenses which we would not have otherwise incurred as part of our business operations. These acquisition-related costs include professional fees, certain financing costs, and concurrent restructuring activities, including employee severance and other exit costs, as well as changes to the fair value of contingent consideration related to the acquired company. We exclude these costs from our non-GAAP results as they have no direct correlation to the operation of our business, and because we believe that the non-GAAP financial measures excluding these costs provide meaningful supplemental information regarding the spending trends of our business. In addition, these costs vary, depending on the size and complexity of the acquisition, and are not indicative of costs of future acquisitions.

•

The Company has engaged in various restructuring activities over the past several years that have resulted in costs associated with reductions in headcount, consolidation of leased facilities and related costs. Each restructuring activity has been a discrete event based on a unique set of business objectives or circumstances, and each has differed from the others in terms of its operational implementation, business impact and scope. While the Company’s operations previously benefited from the employees and facilities covered by the various restructuring charges, these employees and facilities have benefited different parts of the Company’s business in different ways, and the amount of these charges has varied significantly from period to period. The Company, therefore, believes that the exclusion of these charges will better help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Tax charges or benefits resulting from the enactment of Swiss tax reform. These charges or benefits are not anticipated to be ongoing; and, thus, are outside of the normal operations of the Company’s business. Therefore, the Company believes that the exclusion of these charges or benefits will better help investors and financial analysts understand the Company’s operating results and underlying operational trends.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity.

CITRIX SYSTEMS, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share data and operating margin data—unaudited)

The following tables show the non-GAAP financial measures used in this press release reconciled to the most directly comparable GAAP financial measures.

	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2021
GAAP operating margin	(2.9)%	7.4%
Add: stock-based compensation	11.4	10.8
Add: amortization and impairment of product related and other intangible assets	6.7	4.6
Add: acquisition-related costs	—	0.5
Add: restructuring charges	12.2	3.2

Non-GAAP operating margin	27.4%	26.5%

	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2021
GAAP net income	$102,898	$307,499
Add: stock-based compensation	97,150	346,751
Add: amortization and impairment of product related and other intangible assets	57,327	149,411
Add: acquisition-related costs	—	23,264
Add: restructuring charges	103,323	103,323
Less: tax effects related to above items	(54,016)	(137,146)
Less: benefit related to Swiss tax reform	(120,359)	(120,359)

Non-GAAP net income	$186,323	$672,743

	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 201
GAAP earnings per share—diluted	$0.81	$2.44
Add: stock-based compensation	0.77	2.75
Add: amortization and impairment of product related and other intangible assets	0.46	1.18
Add: acquisition-related costs	—	0.18
Add: restructuring charges	0.82	0.82
Less: tax effects related to above items	(0.44)	(1.09)
Less: benefit related to Swiss tax reform	(0.95)	(0.95)

Non-GAAP earnings per share—diluted	$1.47	$5.33